EuroPacific Growth Fund
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            0
------------------ --------------------------------
------------------ --------------------------------
Class B            0
------------------ --------------------------------
------------------ --------------------------------
Class C            0
------------------ --------------------------------
------------------ --------------------------------
Class F            0
------------------ --------------------------------
------------------ --------------------------------
Total              0
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        0
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          0
------------------ --------------------------------
------------------ --------------------------------
Class R-5          0
------------------ --------------------------------
------------------ --------------------------------
Total              0
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            0
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            0
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            956,675
------------------ ----------------------------------
------------------ ----------------------------------
Class B            20,045
------------------ ----------------------------------
------------------ ----------------------------------
Class C            16,747
------------------ ----------------------------------
------------------ ----------------------------------
Class F            51,950
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,045,417
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,114
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        548
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,007
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        140
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        108
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          124
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,899
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          11,927
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          8,086
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          54,174
------------------ ----------------------------------
------------------ ----------------------------------
Total              81,127
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 26.75
----------------------- -------------------------
----------------------- -------------------------
Class B                 26.48
----------------------- -------------------------
----------------------- -------------------------
Class C                 26.39
----------------------- -------------------------
----------------------- -------------------------
Class F                 26.71
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             26.70
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             26.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             26.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             26.58
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             26.68
----------------------- -------------------------
----------------------- -------------------------
Class R-1               26.47
----------------------- -------------------------
----------------------- -------------------------
Class R-2               26.46
----------------------- -------------------------
----------------------- -------------------------
Class R-3               26.57
----------------------- -------------------------
----------------------- -------------------------
Class R-4               26.55
----------------------- -------------------------
----------------------- -------------------------
Class R-5               26.79
----------------------- -------------------------